Summary of Significant Accounting Policies - Schedule of Balances From Contracts with Customers (Parenthetical) (Detail) - USD ($) $ in Thousands	Jun. 30, 2024	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Accounts receivable	$ 1,617	$ 1,341	$ 600
Unbilled accounts receivable	888	597	827
Zapata Computing, Inc. [Member]
Accounts receivable		1,341	600	$ 938
Unbilled accounts receivable		597	827	$ 33
Related Party [Member]
Accounts receivable	1,500	562	0
Unbilled accounts receivable	$ 735	$ 267	$ 534